Shareholders' Equity and Net Income Per Common Share	12 Months Ended
Dec. 31, 2022
Stockholders' Equity Note [Abstract]
Shareholders' Equity and Net Income Per Common Share	SHAREHOLDERS’ EQUITY AND NET INCOME PER COMMON SHAREOur Board of Directors authorized share repurchase plans to buy back up to 5% of our outstanding common stock during 2022, 2021 and 2020. During 2022, 2021 and 2020 repurchases were made through open market and negotiated transactions and totaled 181,586, 814,910 and 708,956 shares of common stock, respectively for an aggregate purchase price of $4.0 million, $17.3 million and $14.2 million, respectively.
A reconciliation of basic and diluted net income per common share for the years ended December 31 follows:

	2022	2021	2020
	(In thousands, except per share amounts)
Net income	$63,351	$62,895	$56,152

Weighted average shares outstanding (1)	21,096	21,585	21,977
Stock units for deferred compensation plan for non-employee directors	137	121	121
Effect of stock options	38	69	90
Performance share units	25	32	33
Weighted average shares outstanding for calculation of diluted earnings per share	21,296	21,807	22,221

Net income per common share
Basic (1)	$3.00	$2.91	$2.56
Diluted	$2.97	$2.88	$2.53
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(1)	Basic net income per common share includes weighted average common shares outstanding during the period and participating share awards.
Weighted average stock options outstanding that were not considered in computing diluted net income per common share because they were anti-dilutive were zero for each year ended 2022, 2021 and 2020, respectively.